JOINT FILING AGREEMENT

         JOINT FILING AGREEMENT (this "Agreement"), dated as of August 31, 2005, by and among Texas Clothing Holding Corp., a Delaware corporation, Nevada Clothing Acquisition Corp., a Nevada corporation, Infinity Associates LLC, a Delaware limited liability corporation, Perseus Market Opportunity Fund, L.P., a Delaware limited partnership, Perseus Market Opportunity Partners, L.P., a Delaware limited partnership, Perseus Market Opportunity Partners GP, L.L.C., a Delaware limited liability company, Perseus, L.L.C., a Delaware limited liability company, Perseuspur, L.L.C., a Delaware limited liability company, Frank H. Pearl, an individual, Grand Wealth Group Limited, a British Virgin Islands corporation and Symphony Holdings Group Limited, a Bermuda corporation (collectively, the "Reporting Persons").

                               W I T N E S S E T H

         WHEREAS, as of the date hereof, each of the Reporting Persons is filing their statement on Schedule 13D (the "Schedule 13D") with respect to the common stock, par value $0.10 per share, of Haggar Corp., a Nevada corporation;

         WHEREAS, each of the Reporting Persons is individually eligible to file the Schedule 13D;

         WHEREAS, each of the Reporting Persons wishes to file the Schedule 13D and any future amendments thereto jointly and on behalf of each of the Reporting Persons, pursuant to Rule 13d-1(k)(1) under the Securities Exchange Act of 1934 (the "Exchange Act");

         NOW, THEREFORE, in consideration of these premises and other good and valuable consideration, the parties hereto agree as follows:

                  1. The Reporting Persons hereby agree that the Schedule 13D is, and any future amendments to the Schedule 13D will be filed on behalf of each of the Reporting Persons pursuant to Rule 13d-1(k)(1)(iii) under the Exchange Act.

                  2. Each of the Reporting Persons hereby acknowledges that, pursuant to Rule 13d-1(k)(1)(i) under the Exchange Act, such Reporting Person is responsible for the timely filing of the Schedule 13D and any future amendments thereto, and for the completeness and accuracy of the information concerning such Reporting Person contained therein.

                  3. Each of the Reporting Persons hereby agrees that, this Agreement shall be filed as an exhibit to the Schedule 13D, pursuant to Rule 13d-1(k)(1)(iiii) under the Exchange Act.

                   [REMAINDER OF PAGE INTENTIONALY LEFT BLANK]

         IN WITNESS WHEREOF, the parties have caused this Agreement to be executed by their duly authorized representative as of the day and year first above written.

                                            TEXAS CLOTHING HOLDING CORP.



                                            By: /s/ Marsden S. Cason
                                                --------------------------------
                                            Name: Marsden S. Cason
                                            Title: Secretary

                                            NEVADA CLOTHING ACQUISTION CORP.



                                            By: /s/ Marsden S. Cason
                                                --------------------------------
                                            Name: Marsden S. Cason
                                            Title: President

                                            INFINITY ASSOCIATES LLC



                                            By: /s/ Marsden S. Cason
                                                --------------------------------
                                            Name: Marsden S. Cason
                                            Title: Managing Partner

                                            PERSEUS MARKET OPPORTUNITY FUND,
                                            L.P.
                                            By: Perseus Market Opportunity
                                                Partners, L.P., its General
                                                Partner
                                            By: Perseus Market Opportunity
                                                Partners GP, L.L.C., its General
                                                Partner
                                            By: Perseus, L.L.C., its Managing
                                                Member
                                            By: Perseuspur, L.L.C., its Managing
                                                Member



                                            By: /s/ Rodd Macklin
                                               ---------------------------------
                                            Name: Rodd Macklin
                                            Title: Secretary and Treasurer

                                            PERSEUS MARKET OPPORTUNITY
                                            PARTNERS, L.P.,
                                            By: Perseus Market Opportunity
                                                Partners GP, L.L.C., its General
                                                Partner
                                            By: Perseus, L.L.C., its Managing
                                                Member
                                            By: Perseuspur, L.L.C., its Managing
                                                Member



                                            By: /s/ Rodd Macklin
                                               ---------------------------------
                                            Name: Rodd Macklin
                                            Title: Secretary and Treasurer

                                            PERSEUS MARKET OPPORTUNITY
                                            PARTNERS GP, L.L.C.
                                            By: Perseus, L.L.C., its Managing
                                                Member
                                            By: Perseuspur, L.L.C., its Managing
                                                Member

                                            By: /s/ Rodd Macklin
                                               ---------------------------------
                                            Name: Rodd Macklin
                                            Title: Secretary and Treasurer

                                            PERSEUS, L.L.C.
                                            By: Perseuspur, L.L.C., its Managing
                                                Member

                                            By: /s/ Rodd Macklin
                                               ---------------------------------
                                            Name: Rodd Macklin
                                            Title: Secretary and Treasurer

                                            PERSEUSPUR, L.L.C.



                                            By: /s/ Rodd Macklin
                                               ---------------------------------
                                            Name: Rodd Macklin
                                            Title: Secretary and Treasurer

                                            FRANK H. PEARL



                                            By: /s/ Rodd Macklin
                                               ---------------------------------
                                            Name: Rodd Macklin
                                            Title: Attorney-in-Fact

                                            GRAND WEALTH GROUP LIMITED



                                            By: /s/ Tony Sun Sun Sze
                                               ---------------------------------
                                            Name: Tony Sun Sun Sze
                                            Title: Director

                                            SYMPHONY HOLDINGS LIMITED



                                            By: /s/ Edward Y Ku
                                               ---------------------------------
                                            Name: Edward Y Ku
                                            Title: Director